+ + Third Quarter Update Exhibit 99.1

Disclaimer & Risk Factors Certain of the matters discussed in this investor presentation constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the expected effects and benefits of the merger with Strategic Storage Growth Trust, Inc. ("SSGT"), the self administration transaction and the Series A Preferred equity investment, including anticipated future financial and operating results and synergies, as well as all other statements in this investor presentation, other than historical facts. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements, including, without limitation, the following: (i) risks related to disruption of management’s attention from SmartStop’s ongoing business operations due to the SSGT merger, the self administration transaction, or other business matters; (ii) significant transaction costs, including financing costs, and unknown liabilities; (iii) failure to realize the expected benefits and synergies of the SSGT merger or the self administration transaction in the expected timeframes or at all; (iv) costs or difficulties related to the integration of acquired self storage facilities and operations, including facilities acquired through the SSGT merger and operations acquired through the self administration transaction; (v) changes in global, political, economic, business, competitive and market conditions; (vi) changes in tax and other laws and regulations; or (vii) difficulties in SmartStop’s ability to attract and retain qualified personnel and management. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. SmartStop expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences. This is neither an offer nor a solicitation to purchase securities. See our Form 10-K and recent Form 10-Q for specific risks associated with an investment in SmartStop Self Storage REIT, Inc.. As of September 30, 2019, our accumulated deficit was approximately $81.7 million and it is possible that our operations may not be profitable in 2019. We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering).  We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions.  For the years ended December 31, 2014, 2015 and 2016, we funded 100% of our distributions using proceeds from our offering. For the years ended December 31, 2017, and 2018, we funded 61% and 54% of our distributions using cash flow from operations and 39% and 46% using proceeds from our DRP offering, respectively. For the nine months ended September 30, 2019, we funded 30% of our distributions using cash flow from operations, 25% from cash provided by financing activities, and 45% using proceeds from our DRP offering. If we continue to pay distributions from sources other than cash flows from operations, we will have fewer funds available for acquiring properties, which may reduce our stockholders’ overall returns.  Additionally, to the extent distributions exceed cash flows from operations, a stockholder’s basis in our stock may be reduced and, to the extent distributions exceed a stockholder’s basis, the stockholder may recognize a capital gain. No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis. We cannot assure our stockholders that we will be successful in the marketplace. Revenues and earnings from Strategic Storage Trust IV, Inc. and Strategic Storage Growth Trust II, Inc. (the “Managed REITs”) are uncertain. Because the revenue streams from the advisory agreements with the managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. We will face conflicts of interest relating to the purchase of properties, including conflicts with Strategic Storage Trust IV, Inc. and Strategic Storage Growth Trust II, Inc., and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. Our Series A Preferred Shares rank senior to our common stock, and therefore, any cash we have to pay distributions will be used to pay distributions to the holders of Series A Preferred Shares first, which could have a negative impact on our ability to pay distributions to our common stockholders. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent.

Additional Information Regarding NOI, FFO & FFO, as adjusted Funds from Operations (“FFO”) and FFO, as adjusted Funds from operations (“FFO”) is an industry wide metric promulgated by the National Association of Real Estate Investment Trusts, or NAREIT, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. SmartStop uses FFO, as adjusted, as an additional non-GAAP financial measure to evaluate our operating performance. SmartStop previously used Modified Funds from Operations (“MFFO”) (as defined by the Institute for Portfolio Alternatives) as a non-GAAP measure of operating performance. SmartStop replaced the MFFO measure with FFO, as adjusted, because FFO, as adjusted, provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. In addition, FFO, as adjusted, is a measure used among SmartStop’s peer group, which includes publicly traded REITs. Further, SmartStop believes FFO, as adjusted, is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies. In determining FFO, as adjusted, SmartStop makes further adjustments to the NAREIT computation of FFO to exclude the effects of non-real estate related intangible amortization, acquisition related costs, contingent earnout expenses, accretion of fair value of debt adjustments, gains or losses from extinguishment of debt, accretion of deferred tax liabilities, realized and unrealized gains/losses on foreign exchange transactions, and gains/losses on foreign exchange and interest rate derivatives not designated for hedge accounting, which it believes are not indicative of the SmartStop’s overall long-term operating performance. SmartStop excludes these items from GAAP net income to arrive at FFO, as adjusted, as they are not the primary drivers in its decision-making process and excluding these items provides investors a view of our continuing operating portfolio performance over time and makes our results more comparable period to period and to other REITs, which in any respective period may experience fluctuations in such acquisition, merger or other similar activities that are not of a long-term operating performance nature. FFO, as adjusted, also reflects adjustments for unconsolidated partnerships and jointly owned investments. SmartStop uses FFO, as adjusted, as one measure of its operating performance when it formulates corporate goals and evaluates the effectiveness of its strategies. Presentation of FFO and FFO, as adjusted, is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and FFO, as adjusted, the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and FFO, as adjusted, are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of our performance, as an alternative to cash flows from operations, which is an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make distributions to our stockholders. FFO and FFO, as adjusted, should not be considered as an alternative to net income (determined in accordance with GAAP) and should be reviewed in conjunction with other measurements as an indication of our performance. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that we use to calculate FFO or FFO, as adjusted. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and we would have to adjust our calculation and characterization of FFO or FFO, as adjusted.

Additional Information Regarding NOI, FFO & FFO, as adjusted Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

SmartStop Self Storage REIT, Inc.

SmartStop Self Storage REIT, Inc.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

SmartStop Self Storage REIT, Inc. ("SmartStop") is a self-managed and fully-integrated self storage company with a portfolio of over $1.5 billion of self storage assets.

- SmartStop is the 10th largest self storage company in the U.S. with an owned and managed portfolio of 10.4 million rentable square feet across 139 facilities throughout the U.S. & Toronto, Canada
- Management team is experienced in the development, redevelopment, lease up, and acquisition of self storage properties in the U.S. and Toronto, having transacted over $4.0 billion in self storage properties in the past 15 years

SmartStop®
Self Storage REIT, Inc.
...The Smarter Way to Store!®


SmartStop
Self Storage

112 Owned Properties

Managed REIT Platform

- Growing portfolio of properties in the greater Toronto area, comprising over 1 million net rentable square feet
- More than 380 employees, including 36 in Toronto, Canada
- Managed REIT Platform of public and non-traded private REITs focusing on self storage properties through SmartStop REIT Advisors, LLC, which is an indirect subsidiary of SmartStop, serving as Sponsor, Advisor, and Property Manager

Investor Presentation 6

SmartStop’s Executive Team H. Michael Schwartz Founder & Executive Chairman Mike Terjung Chief Accounting Officer Michael McClure Chief Executive Officer Joe Robinson Chief Operations Officer Wayne Johnson President & Chief Investment Officer Gerald Valle Senior Vice President Self Storage Operations Nicholas Look General Counsel & Secretary Harold “Skip” Perry Independent Director David J. Mueller Independent Director Timothy S. Morris Independent Director Paula M. Mathews Director H. Michael Schwartz Founder & Executive Chairman Board of Directors Executive Team James Barry Chief Financial Officer & Treasurer

Institutional Management Day-to-day operations Technology Innovation Web Development Marketing Pricing Analytics Revenue Management Dedicated In-house Call Center Developments & C/Os

State-of-the-Art Website Modern New Website Emphasis on mobile speed & experience → 1.9 second load time Geo-serving content Better search functionality UX testing to build best user flow Live chat with call center Online rentals ready to be released Web leads now converting over 63%

SmartStop Self Storage – Branding

Brand Awareness

- Strong, well-known brand name
- Brand protection
- Registered trademarks in U.S./Canada
- 250 U.S./Canadian domain names
- Processes in place to act upon potential brand infringement

Store Branding

- Locations feature SmartStop signage and colors
- SmartStop branded materials include:
  - Moving supplies
  - SmartStop website
  - Advertising and marketing efforts
  - Special events/team sponsorships
  - Employee uniforms, name tags, etc.
  - Flags, banners and printed materials

SmartStop® Self Storage REIT, Inc.

...The Smarter Way to Store!®


Welcome
SmartSupplies
SmartStop

Investor Presentation 10

Brand Awareness Shane Kline Mississauga Steelheads Jessica Klejka Multiple Fighters CYCLIST ‘20 Olympic Hopeful HOCKEY IDITAROD MUSHER BOXING /MMA Social Media Followers: 18,548 Impressions: 15,181,271 Engagements: 628,940 YTD Nov 2019: INDY CAR Sage Karam Bryce Hudson MOTO X STEP UP

2019 Highlights and Recent Transactions

SSGT Merger Overview

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!®

Transaction Details

- SmartStop completed its acquisition of Strategic Storage Growth Trust, Inc. ("SSGT") by merger on January 24, 2019 in a 100% cash transaction
- Total transaction value of approximately $350M at $12.00/share, which includes SSGT debt that was assumed or repaid
- Subsequent to the merger, SmartStop acquired a Gilbert, AZ Certificate of Occupancy property in July 2019
- SmartStop acquired one property currently in development in Toronto, estimated to open Q1 2020

Growth & Scale

- SmartStop and SSGT were complementary portfolios, and we expect SSGT's assets to provide significant growth over the next 18 – 30 months
- SSGT's growth assets include 8 properties in lease up and 1 property under development
- Accretive to both coverage and value over the long term
- Combined portfolio encompasses 112 properties over 17 states and Canada

SSGT Portfolio Physical Occupancy and Total Revenue Since Acquisition


SSGT Portfolio - Physical Occupancy and Total Revenue Since Acquisition
Physical Occupancy
Total Revenue
85%
80%
75%
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$3,895,462
$5,479,280
$5,803,030
77%
80%
82%
81%
January 24, 2019
March 31, 2019
June 30, 2019
September 30, 2019 (3)
Total Revenue (2)
Physical Occupancy (1)

(1) Physical Occupancy for 27 operating properties as of 6/30/19 and 28 properties as of 9/30/19. Excludes properties held for sale or under development.
(2) Total revenue each calendar quarter for 27 operating properties as of 6/30/19 and 28 properties as of 9/30/19. Excludes properties held for sale or under development
(3) Physical occupancy declined from 6/30/19 to 9/30/19 due to the inclusion of the Gilbert property. The equivalent physical occupancy for the 27 properties would have been 84% as of 9/30/19

Investor Presentation 13

Unique Opportunity For Growth In Self Storage SmartStop offers a unique opportunity for future growth: Highly talented team of over 380 dedicated self storage professionals and executive team with an average of 15 years of self storage experience Tenth largest self storage company in the US with wholly owned portfolio of 112 properties in 17 states and Toronto, Canada Fully integrated self storage platform to provide additional economies of scale Access to both institutional capital and retail investors Growing Managed REIT Platform, currently consisting of 27 properties in 10 states and Toronto, Canada will provide accretive revenue streams Continued expansion in the Greater Toronto area

SmartStop Self Storage - Managed REIT Platform

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

- SmartStop REIT Advisors, a subsidiary of SmartStop, now serves as the sponsor, advisor, and property manager for one public non-traded REIT, SST IV, and one private REIT, SSGT II
- SST IV and SSGT II have approximately $332M of combined current AUM and over $100M combined of new acquisitions under contract and are expected to generate incremental property and asset management fees for SmartStop, plus tenant protection revenues
- SmartStop will benefit from the growth in size and scale of its portfolio of managed properties, including expense economies and gathering of additional data to further improve revenue management systems

	SST IV – Strategic Storage Trust	Strategic Storage Growth Trust II, Inc.
Owned Properties	21 Properties (+4 JV Developments)	6 Properties (Incl. 1 JV Property)
NRSF	1,759,500	404,900
Value (Purchase Price)	$261.5M	$71.1M
Asset Management Fee	✓	✓
Property Management Fee	✓	✓
Tenant Protection Revenue	✓	✓
Promote	✓	✓
Other Reimbursements	✓	✓

*AUM, Property, and NRSF data as of 11/30/2019

Investor Presentation 15

Preferred Equity Investment On October 29, 2019, SmartStop entered into a purchase agreement with Extra Space Storage (“EXR”, NYSE: EXR), a publicly-traded self storage REIT with a market capitalization of approximately $14 billion, for Series A Convertible Preferred Stock (“Preferred Stock”) EXR’s initial investment was $150 million, which can increase to $200 million at SmartStop’s election Preferred Stock carries a preferred coupon of 6.25% Approximately $95 million of initial proceeds were used to pay off two higher-interest loans, being accretive to FFO and cash flows while also reducing leverage Remaining proceeds will be utilized in a variety of accretive investing activities, including but not limited to, income enhancing capital projects, installation of solar panels, existing expansions or developments, or institutional quality acquisitions See our Form 8-K filed with the SEC on October 30, 2019 for additional details and documents related to the preferred stock investment by EXR

NAV Process Net Asset Value (“NAV”) of $10.66/share as of March 31, 2019 Independent, 3rd Party Valuation by Robert A. Stanger & Co, Inc. Asset-by-Asset valuation of Real Estate (no portfolio premium) In accordance with IPA NAV Guideline See our Form 8-K filed with the SEC on June 27, 2019 for a description of the methodologies and assumptions used to determine, and limitations of, the estimated value per share Jan 2014 $10.001 Apr 2016 $10.092 Apr 2017 $10.222 Apr 2018 $10.652 Offering and customer account statement price.  As applicable, all values shown reference class A shares. Offering and customer account statement price.  The revised prices were in connection with the approvals by the board of directors of an estimated value per share based on the estimated value of its assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding on an adjusted fully diluted basis, calculated as of year end, except as to the June 2019 value, which was calculated as of March 31, 2019.  See SmartStop’s Form 8-K’s filed with the SEC on April 11, 2016, April 18, 2017, April 20, 2018, and June 27, 2019 respectively, for a description of the methodologies and assumptions used to determine, and the limitations of, the estimated value per share.  Jun 2019 $10.662

Portfolio & Financial Update

Canadian Joint Venture

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

PRESS RELEASE

SmartStop Announces Joint Venture with Canadian REIT to Build Self-Storage Facilities

TORONTO, ONTARIO-(Feb. 23, 2017) – SmartStop Asset Management, LLC, a diversified real estate company, announced today that it has signed a letter of intent to enter a joint venture with Smart Real Estate Investment Trust (SmartREIT) (TSX: SRU.UN), one of Canada's largest real estate investment trusts, to build and co-own rental self-storage facilities in Canada.

- Exclusive Right To Develop Self Storage Facilities At Multiple SmartREIT Shopping Centers
- 50/50 Joint Venture With A $5.3 Billion Dollar Canadian REIT With 164 Shopping Centers Primarily Focused In Toronto, Montreal, Ottawa And Vancouver Markets
- Provides The Foundation To Significantly Grow Storage Developments In Strategically Located Canadian Markets

Investor Presentation 19

Toronto Portfolio

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

$265M CAD INVESTMENT IN TORONTO*



SMARTSTOP ASSET MANAGEMENT
TORONTO
GOLDEN
HORSESHOE
ESTABLISHED 2010
Peterborough
Oshawa
Toronto
Mississuaga
Guelph
Kitchener
Hamilton
Brantford
St. Catharines
SmartStop
Self Storage

Current Properties*

1. North York
2. Milton
3. Burlington
4. Oakville II
5. Oakville
6. Burlington II
7. Mississauga
8. Pickering
9. Torbarrie
10. Brampton
11. Scarborough
12. Stoney Creek
13. Dupont

In Development**

14. Laird
15. Oshawa
16. Vaughan
17. Brampton
18. Kingspoint
19. Scarborough East
20. Markham

5-10 Additional Sites Planned

*$265M figure represents Canadian dollar-denominated value of SmartStop's owned or managed portfolio, as designated under the "Current Properties" section. Value is determined based on the appraised value of the assets from the declared Net Asset Value (NAV) calculation, as of 3/31/2019 and the pro rata share of investment in the Dupont property invested by Strategic Storage Growth Trust II, Inc.
**In Development locations represent current locations for SmartCentres Joint Venture projects, or projects being negotiated. SmartStop does not own any of the joint venture interests, which are owned by one of the two Managed REITs. SmartStop will serve as the property manager for any completed joint venture properties.

Investor Presentation 20

Current Portfolio Portfolio as of 11/14/2019 *SST IV includes 4 under development properties owned through SmartCentres JV SSGT II includes 1 operating property owned through SmartCentres JV *

*NOI represents Q3 2019. SmartStop NOI by State Q3 2019 $17,200,000* Our portfolio is geographically diversified, with targeted investments in high growth markets such as California, Florida, and the Greater Toronto Area Owned NOI Owned & Managed NOI Q3 2019 $19,850,000*

Borden Park – Property Disposition San Antonio II – San Antonio, TX Business Strategy Acquire a multi-use self storage development deal Convert large office, warehouse and cold storage components into higher-yielding traditional self-storage space Expand self storage RSF by adding a building on existing RV space footprint Drive rents substantially due to 97% occupancy and limited competition Outcome Property was sold to a third party developer on October 19, 2019 at 30 percent above original purchase price paid by SSGT. Buyer to redevelop into a multi-use office and multifamily property. Sale Price: $16,100,000 Original Purchase Price: $12,300,000

Balance Sheet Royal Palm Beach, Florida Loan to Value(1) September 30, 2019 = 55% October 29, 2019 = 45% (1) Debt, net of cash / Value based on most recent NAV Distributions(2) SmartStop pays a distribution rate of approximately $0.001644 per day per share (equivalent to $0.60 per share annually) to both Class A and Class T stockholders of record. The T share distribution is reduced by an ongoing stockholder servicing fee equal to an annual rate of 1% of the T share purchase price. (2) We have paid and may continue to pay, distributions from sources other than cash flow from operations, therefore, we will have fewer funds available for acquisitions of properties and our stockholders overall return may be reduced. Future distributions are at the sole discretion of our board of directors and are not guaranteed.

SmartStop Financial Update Third Quarter 2019 vs. 2018 Revenues (as reported) Revenues (adjusted for impact of ASU 2016-02 Leases) Net Operating Income* Property Operating Expenses as a Percentage of Revenue Number of Facilities Average Physical Occupancy Annualized Revenue per Occupied SF (excludes parking) Same-Store Performance 2.1% 3.6% 9.3% 2019 2018 32.9% 37.3% 82 82 89.4% 89.2% $16.22 $15.95 *See slides 2-4 for more information regarding Net Operating Income and FFO, as adjusted. FFO, as adjusted* FFO, as adjusted Decrease FFO, as adjusted Three Months Ended September 30, 2019 vs. 2018 2019 2018 $1,715,376 $5,176,496 ($3,461,120) Decline in FFO, as adjusted is a result of the acquisition of the lease up nature of the SSGT portfolio, with 2018 figures reflecting the portfolio prior to the SSGT merger.

SmartStop Financial Update Nine Months Ended September 30, 2019 vs. 2018 Revenues (as reported) Revenues (adjusted for impact of ASU 2016-02 Leases) Net Operating Income* Property Operating Expenses as a Percentage of Revenue Number of Facilities Average Physical Occupancy Annualized Revenue per Occupied SF (excludes parking) Same-Store Performance FFO, as adjusted* FFO, as adjusted Decrease FFO, as adjusted & Cash Flow from Operations Nine Months Ended September 30, 2019 vs. 2018 Cash Flow from Operations Cash Flow Decrease 0.5% 2.0% 1.9% 2019 2018 35.7% 36.6% 82 82 88.8% 88.8% $15.91 $15.85 2019 2018 $3,603,159 $15,186,209 ($11,583,050) 2019 2018 $8,142,349 $16,374,297 ($8,231,948) *See slides 2-4 for more information regarding Net Operating Income and FFO, as adjusted. Declines in FFO, as adjusted and Cash Flow from Operations are a result of the acquisition of the lease up nature of the SSGT portfolio, with 2018 figures reflecting the portfolio prior to the SSGT merger.

Publicly Traded Self Storage Companies NYSE: EXR NYSE: PSA NYSE: CUBE NYSE: LSI NYSE: UHAL NYSE: JCAP NYSE: NSA Public Non-Traded Self Storage REITs - OFFERING CLOSED - - OFFERING OPEN -

Questions?